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[LOGO]

                           Exhibit 99.1 News Release

                     SORRENTO NETWORKS ANNOUNCES RESULTS FOR
                           FIRST QUARTER FISCAL 2004

          Second Consecutive Quarter of Revenue Growth Over Prior Year

San Diego, CA - June 2, 2003 - Sorrento Networks Corporation (Nasdaq NM: FIBR), a leading supplier of intelligent optical networking solutions for metro and regional applications, today announced financial results for its first quarter of fiscal year 2004.

For the quarter ended April 30, 2003, the Company reported revenues of $7.9 million, a 31% increase from revenues of $6.0 million in the first quarter of fiscal 2003 and a 7% decrease from revenues of $8.4 million in the prior quarter. Despite significant declines in telecom industry spending, this is Sorrento's second consecutive quarter of revenue growth over the prior year.

Net loss from operations for the first quarter of fiscal year 2004 improved 29% to $3.6 million compared to $5.1 million in the previous quarter and improved 45% compared with $6.5 million for the same quarter of fiscal 2003. Net loss applicable to common shares was $6.2 million, a 17% improvement compared with a net loss of $7.5 million in the previous quarter. This compares to a net income of $4.0 million in the first quarter of fiscal 2003, which included a gain of $11.7 million on the sale of marketable securities. Net loss per common share in the first quarter of fiscal year 2004 was $7.02.

Operating expenses for the quarter declined to $5.6 million, a 33% improvement over $8.3 million in the previous quarter and a 31% improvement over $8.0 million in the first quarter of fiscal 2003. Costs relating to our Capital Restructuring Plan continued to be incurred in the quarter as the Company finishes its conversion of Series A Preferred debt and Senior Convertible Debentures into Common Stock and a much smaller Convertible Debenture. The Company also reduced its inventory level to $12.0 million, a 14% improvement compared with inventory of $13.9 million as of January 31, 2003, and a 31% improvement compared with inventory of $17.4 million as of April 30, 2002. Gross margin for the Company was 25% in the first quarter of fiscal 2004, the same as in the first quarter of fiscal 2003 and down from 38% when compared to the prior quarter.

"Our fiscal 2004 first quarter revenues mark the second consecutive quarter with significant growth over the prior year's quarter," said Phil Arneson, Chairman and Chief Executive of Sorrento Networks. "These revenue improvements validate the Company's product strategy and reflect our customers' confidence in both our products and our strong position in the metro and regional marketplace. Given the continuing telecom



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industry softness, we are pleased with our performance but we realize that each quarter remains challenging. Our ability to find ways to raise additional working capital is essential to our success."

"The Sorrento management team is in the final stages of completing the Company's capital restructuring, which has been a costly and time-consuming process but will be a key milestone toward improving our capital structure and balance sheet," continued Arneson. "The restructuring agreement will convert $81 million in debt obligations currently on the Company's balance sheet into common shares of the Company and into $12.5 million in secured convertible debentures maturing in August 2007. When completed, this restructuring will give us a new beginning, with the following benefits:

o    Eliminates significant debt from the Company's balance sheet

o    Provides financial flexibility for raising additional capital

o Opens up new sales opportunities with major customers by removing financial uncertainty, and

o Simplifies our corporate structure and streamlines operations for greater efficiencies."

Arneson concluded, "Sorrento is emerging stronger than ever and is poised for growth. Our technology is excellent and our product strategy is sound. Our customer base is intact and loyal, and we have the right people to execute. When the restructuring is completed and when a capital infusion is in place, the Sorrento team will be ready to take advantage of new opportunities as the telecom market recovers."

Quarterly Conference Call with Management

The Company will conduct its quarterly conference call with analysts one week from today, following the anticipated closing of the restructuring transaction, on Monday, June 9, 2003, at 2:00 pm PT (5:00 pm ET). The Company will review operating results from the fiscal first quarter ended April 30, 2003.

Those interested in participating may attend by web cast at www.sorrentonet.com. Participants should visit the site approximately 15 minutes prior to the start time of the conference call to register and download and install any necessary audio software. A replay of the conference call will be available for approximately one month.

About Sorrento Networks

Sorrento Networks, headquartered in San Diego, is a leading supplier of intelligent optical networking solutions for metro and regional applications worldwide. Sorrento Networks' products support a wide range of protocols and network traffic over linear, ring and mesh topologies. Sorrento Networks' existing customer base and market focus includes communications carriers in the telecommunications, cable TV and utilities markets. The storage area network
(SAN) market is addressed though alliances with SAN system integrators. Recent news releases and additional information about Sorrento Networks can be found at www.sorrentonet.com.



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Forward-Looking Statements

Except for historical information contained herein, the matters discussed in this release are forward-looking statements that involve risks and uncertainties. Words such as "plans," "expects," "intends," and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The occurrence of actual events may differ materially due to a variety of factors, including without limitation the following: (1) Sorrento Networks' ability to close the restructuring contemplated by the definitive agreement with the Series A Preferred Shareholders and the Senior Convertible Debenture Holders; (2) Sorrento Networks' ability to fund its operations until such time that revenue and orders improve, including its ability to raise additional equity or debt financing; (3) Sorrento Networks' ability to come into compliance with Nasdaq listing requirements within the timeframe required by Nasdaq; (4) unanticipated technical problems relating to Sorrento Networks' products; (5) Sorrento Networks' ability, or lack thereof, to make, market and sell optical networking products that meet with market approval and acceptance; (6) the greater financial, technical and other resources of Sorrento Networks' many, larger competitors in the marketplace for optical networking products; (7) changed market conditions, new business opportunities or other factors that might affect Sorrento Networks' decisions as to the best interests of its shareholders; (8) other risks detailed from time to time in Sorrento Networks' reports filed with the U.S. Securities and Exchange Commission.

Sorrento Investor Contact
Joe Armstrong
(858) 450-4934
jarmstrong@sorrentonet.com

Sorrento Media Contact
Demetri Elias, Ph.D.
(858) 450-4938
delias@sorrentonet.com


                                       ##



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SORRENTO NETWORKS CORPORATION                                             [LOGO]
AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Thousands, except per share amounts)
================================================================================

                                                                    April 30, 2003   January 31, 2003
-----------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
   Cash and equivalents                                               $   3,785         $   7,747
   Accounts receivable, net                                               5,000             5,576
   Inventory, net                                                        11,973            13,934
   Prepaid expenses and other current assets                                592               741
   Investment in marketable securities                                    5,020             3,959
-----------------------------------------------------------------------------------------------------
      TOTAL CURRENT ASSETS                                               26,370            31,957
-----------------------------------------------------------------------------------------------------

PROPERTY AND EQUIPMENT, NET                                              15,390            17,103
-----------------------------------------------------------------------------------------------------

OTHER ASSETS
   Purchased technology, net                                                327               430
   Investment in non-marketable securities                                5,025             5,025
   Other assets                                                             977             1,290
   Investment in former subsidiary                                           --                --
-----------------------------------------------------------------------------------------------------
      TOTAL OTHER ASSETS                                                  6,329             6,745
-----------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                          $  48,089         $  55,805
=====================================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current maturities of long term debt                               $     204         $     222
   Accounts payable                                                       3,595             5,135
   Deferred Revenue                                                         373             3,700
   Accrued professional fees                                              3,845             4,324
   Accrued liabilities and other current liabilities                      7,223             6,236
   Due on redeemption of preferred security of subsidiary                48,800            48,800
-----------------------------------------------------------------------------------------------------
      TOTAL CURRENT LIABILITIES                                          64,040            68,417
-----------------------------------------------------------------------------------------------------

Long-term debt and capital lease obligations                              3,597             3,644
Debentures payable, net of unamortized costs and discounts               19,940            18,121
Dividends payable                                                            99                99
-----------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES                                                  87,676            90,281
-----------------------------------------------------------------------------------------------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
   Preferred stock, $.01 par value; liquidation preference $1,353             1                 1
   Common stock, $6.00 par value; 7,500,000 shares authorized             5,318             5,318
   Additional paid-in capital                                           144,933           144,887
   Deferred stock compensation                                               --                (5)
   Accumulated deficit                                                 (193,758)         (187,536)
   Accumulated unrealized gain on marketable securities                   3,988             2,928
   Treasury stock, at cost                                                  (69)              (69)
-----------------------------------------------------------------------------------------------------
      TOTAL STOCKHOLDERS' EQUITY                                        (39,587)          (34,476)
-----------------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                            $  48,089         $  55,805
=====================================================================================================



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SORRENTO NETWORKS CORPORATION                                             [LOGO]
AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In Thousands, except per share amounts)
================================================================================

                                                    Three Months Ended April 30,
                                                    ----------------------------
                                                           2003      2002
--------------------------------------------------------------------------------
NET SALES                                                $ 7,861    $ 6,003
COST OF SALES                                              5,907      4,515

--------------------------------------------------------------------------------
      GROSS PROFIT                                         1,954      1,488
--------------------------------------------------------------------------------

OPERATING EXPENSES
   Selling and marketing                                   2,175      3,432
   Engineering, research and development                   1,644      2,534
   General and administrative                              1,599      1,863
   Deferred stock compensation                                51        106
   Other operating expenses                                  103         97
--------------------------------------------------------------------------------
      TOTAL OPERATING EXPENSES                             5,572      8,032
--------------------------------------------------------------------------------

(LOSS) FROM OPERATIONS                                    (3,618)    (6,544)
--------------------------------------------------------------------------------

OTHER INCOME (EXPENSES)
   Investment income                                          --         94
   Interest expense                                       (2,665)    (1,310)
   Other income (Expenses)                                    61         80
   Gain on sale of marketable securities                      --     11,656
--------------------------------------------------------------------------------
      TOTAL OTHER INCOME (EXPENSES)                       (2,604)    10,520
--------------------------------------------------------------------------------

INCOME (LOSS) FROM CONTINUING OPERATIONS
   BEFORE INCOME TAX                                      (6,222)     3,976

PROVISION FOR INCOME TAXES                                    --         --
--------------------------------------------------------------------------------

NET INCOME (LOSS)                                        $(6,222)   $ 3,976
================================================================================

EARNINGS (LOSS) PER SHARE:

   PREFERRED STOCK DIVIDENDS                                  --         --
   NET GAIN (LOSS) APPLICABLE TO COMMON SHARES           $(6,222)   $ 3,976

      BASIC WEIGHTED AVERAGE COMMON SHARES
         OUTSTANDING                                         886        716
--------------------------------------------------------------------------------
BASIC NET INCOME (LOSS) PER COMMON SHARE                 $ (7.02)   $  5.60
================================================================================

      DILUTED WEIGHTED AVERAGE COMMON SHARES
         OUTSTANDING                                       1,109        946
--------------------------------------------------------------------------------
DILUTED NET INCOME (LOSS) PER COMMON SHARE               $(14.33)   $(25.20)
================================================================================

See accompanying notes to consolidated financial statements.



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SORRENTO NETWORKS CORPORATION
AND SUBSIDIARIES

SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(In Thousands)
================================================================================

                                                    Sorrento    Meret
                                                    Networks   Optical    Total
                                                    --------   -------   -------
Three Months Ended April 30, 2003

   Net sales                                         $6,760    $1,101    $7,861
   Intersegment sales                                    --        --        --
                                                     ------    ------    ------
   Total net sales                                    6,760     1,101     7,861

   Cost of sales                                      5,054       853     5,907
                                                     ------    ------    ------
   Gross Profit                                      $1,706    $  248    $1,954
                                                     ======    ======    ======
   Gross Profit %                                      25.2%     22.5%     24.9%
                                                     ======    ======    ======

Three Months Ended April 30, 2002

   Net sales                                         $4,794    $1,209    $6,003
   Intersegment sales                                    --        --        --
                                                     ------    ------    ------
   Total net sales                                    4,794     1,209     6,003

   Cost of sales                                      3,769       746     4,515
                                                     ------    ------    ------
   Gross Profit                                      $1,025    $  463    $1,488
                                                     ======    ======    ======
   Gross Profit %                                      21.4%     38.3%     24.8%
                                                     ======    ======    ======